UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

LONGEVITY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38637	N/A
(State or other jurisdictin of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Yongda International Tower No. 2277
Longyang Road, Pudong District, Shanghai
People’s Republic of China	201204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 21-60832028

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	LOAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	LOACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	LOACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	LOACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 13, 2019, Longevity Acquisition Corporation (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $800,000 to Whale Management Corporation (the “Sponsor”). The Note bears no interest and is repayable in full upon consummation of the Company’s initial business combination. The Sponsor has the option to convert any unpaid balance of the Note into units, each unit consisting of one ordinary share of the Company, one warrant exercisable for one-half (1/2) of one ordinary share of the Company and one right to receive one-tenth (1/10) of one ordinary share of the Company upon the consummation of an initial business combination, based on a conversion price of $10.00 per unit. The terms of any such units shall be identical to the terms of the units issued pursuant to the private placement that was consummated by the Company in connection with the Company’s initial public offering. As of the date hereof, the Sponsor has funded $450,000 of the Note.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit
Number	Exhibit
10.1	Promissory note, September 13, 2019, issued by Longevity Acquisition Corporation to Whale Management Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2019
LONGEVITY ACQUISITION CORPORATION

	By:	/s/ Matthew Chen
Name: Matthew Chen
Title: Chairman and Chief Executive Officer